UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2014

SOUTHERN TRUST SECURITIES HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Florida	000-52618	651001593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

145 Almeria Ave., Coral Gables, Florida 33135
 (Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):
(305) 446 4800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Effective October 2, 2014, Southern Trust Securities Holding Corp. (the “Company”) terminated Morrison Brown, Argiz & Farra LLC (MBAF) as the Company’s independent registered public accounting firm.  MBAF reported on the Company’s financial statements for Southern Trust Securities, Inc. as of the year ended December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by a majority of the Company’s Board of Directors.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the Company’s termination of MBAF on October 2, 2014, there are no disagreements with MBAF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Effective October 2, 2014, the Company engaged Roth, Jonas, Mittelberg, & Hartney, CPA’s P.A. as the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN TRUST SECURITIES HOLDING CORP.

Dated: October 7, 2014	By:	/s/ Susan Escobio
Susan Escobio
Director